UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                             May 18, 2016

CARLISLE COMPANIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9278 (Commission File Number)	31-1168055 (IRS Employer Identification No.)

11605 North Community House Road, Suite 600, Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (704) 501-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 On May 18, 2016, Carlisle Companies Incorporated (the “Company”) promoted Kevin P. Zdimal, formerly its Chief Accounting Officer, to Vice President, Business Development and Financial Planning & Analysis.

(c)                                  On May 18, 2016, the Company promoted Titus B. Ball to Chief Accounting Officer.  Mr. Ball, age 43, has been the Company’s Director of Internal Audit since 2011.  Mr. Ball served as Finance Manager from January 2010 to March 2011.  Prior to joining the Company in 2010, he was an Assurance Senior Manager at PricewaterhouseCoopers LLP.  There are no transactions involving the Company and Mr. Ball that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

A copy of the Company’s press release relating to the foregoing matters is attached hereto as Exhibit 99.1.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

(a)                                 On May 18, 2016, the Company held its annual meeting of stockholders.

(b)                                 At the meeting, stockholders elected all three of the directors nominated by the Board.  Each director received a greater number of votes cast “for” his or her election than “against” his or her election as reflected below.  The stockholders also approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement dated March 31, 2016.  The stockholders also ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.  The final voting results for each of the proposals presented at the meeting are set forth below.

1.  Election of directors:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robin J. Adams	93,023,420	821,351	34,528	4,087,702
D. Christian Koch	93,397,416	451,304	30,579	4,087,702
David A. Roberts	91,191,335	2,663,219	24,745	4,087,702

2.  Advisory vote on executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
90,323,121	3,333,503	222,675	4,087,702

3. Ratification of Ernst & Young LLP:

Votes For	Votes Against	Abstentions
97,563,145	361,039	42,817

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
99.1	Press Release of Carlisle Companies Incorporated issued May 20, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date: May 23, 2016	By:	/s/ Steven J. Ford
Steven J. Ford
Vice President and Chief Financial Officer

EXHBIT INDEX

Exhibit Number	Description
99.1	Press Release of Carlisle Companies Incorporated issued May 20, 2016.